EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 27, 1997, included in this Form 11-K, into the previously filed registration statement of Core Laboratories, Inc., on Form S-8 (File No. 33-80473).

                                                    ARTHUR ANDERSEN LLP

Houston, Texas
June 27, 1997